EXHIBIT 99.2

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement"), is made as of November 20, 2019, by and between Zixiao Chen (the “Seller”) and Bruce A Cassidy 2013 Irrevocable Trust (the “Purchaser”).

RECITALS

WHEREAS, the Seller is the owner of 62,000,000 shares of common stock and 2,700,000 shares of Series A Convertible Preferred Stock of Interlink Plus, Inc., a Nevada corporation (the "Company"); and

WHEREAS, the Seller proposes to sell to the Purchaser the 60,000,000 shares of common stock and 2,700,000 shares of Series A Convertible Preferred Stock of the Company currently owned by the Seller (collectively, the “Purchased Shares”), on the terms set forth herein.

In consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.PURCHASE AND SALE

1.1 The Seller hereby agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Purchased Shares at a purchase price of $250,000 USD (the "Purchase Price").

1.2 The closing of the purchase and sale of the Purchased Shares (the "Closing") shall take place on no later than November 20, 2019 (the "Closing Date"), or such other date as mutually agreed to by the parties hereto.

1.3 Upon Closing: (a) the Seller shall receive the Purchase Price; (b) the Company shall receive the principal amount of $180,000 evidenced by a promissory note executed by the Company (the "Note"); (c) the Purchaser, or its agent, shall receive: (i) the Note duly executed by the Company; (ii) a copy of the resignation of the Company's current officer; and (iii) a copy of the resolutions of the Company's Board of Directors appointing Purchaser's designee(s) as an officer and director of the Company; and (d) the Company's transfer agent shall receive stock certificates representing the Purchased Shares (duly endorsed to the Purchaser with medallion guarantees, notarization and/or other similar certification acceptable to the Company's transfer agent) for transfer to the Purchaser.

2.REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1 The Seller warrants, covenants and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a) immediately prior to and at the Closing, the Seller shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Seller shall transfer to the Purchaser the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

(b) the Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transaction contemplated hereby; and

(c) the Seller is, or has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act");

(d) to the best of the knowledge, information and belief of the Seller there are no circumstances that may result in any material adverse effect to the Company or the value of the Purchased Shares that are now in existence or may hereafter arise;

(e) the Seller does not now, nor will it prior to or on the Closing Date, own, either directly or indirectly, or exercise direction or control over any common shares or preferred shares of the Company other than the Purchased Shares;

(f) the authorized capital of the Company consists of 475,000,000 common shares, par value $0.0001 per share, of which a total of 69,753,397 common shares have been validly issued, are outstanding and are fully paid and non-assessable; there are also authorized 25,000,000 preferred shares, par value $0.0001 per share, of which 2,700,000 shares have been validly issued, are outstanding and are fully paid and non-assessable and designated as Series A Convertible Preferred Shares; no other designations of preferred stock exist; no other preferred shares are outstanding.

(g) Aside from what is contained in the Company’s reports with the Securities and Exchange Commission, no person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company;

(h) the Company does not beneficially own, directly or indirectly, shares in any other corporate entity;

(i) the Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances;

(j) Duan Fu shall tender his resignation as an officer and: (i) appoint Roger Tichenor as Chief Executive Officer, Principal Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer; and (ii) elect Bruce Cassidy as a member of the Board of Directors of the Company, to be effective on the Closing Date;

(k) the Seller agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement; and

(l) there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same.

3.REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1 The Purchaser represents and warrants to the Seller that the Purchaser:

(a) has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

(b) understands and agrees that offers and sales of any of the Purchased Shares shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom; and

(c) is acquiring the Purchased Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares.

4.INDEMNIFICATION

4.1 The Seller hereby agrees to indemnify and hold harmless the Purchaser and the Company against any losses, claims, damages or liabilities to which the Purchaser or the Company may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon any misrepresentation of the Seller as contained herein. Damages of the Purchaser are limited to the Purchase Price plus the principal amount of $180,000 and any accrued and unpaid interest thereon pursuant to that certain promissory note executed by the Company in connection with the transactions contemplated by this Agreement (the "Note"). The Purchaser hereby agrees to indemnify and hold harmless the Seller and the Company against any losses, claims, damages or liabilities to which the Seller or the Company may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon any misrepresentation of the Purchaser as contained herein. Damages of the Seller are limited to the Purchase Price and damages of the Company are limited to the principal amount of the Note and any accrued and unpaid interest thereon.

5.POST-CLOSING SEC REPORTS

5.1 The Purchaser hereby agrees that it shall, subsequent to the Closing Date, file any and all necessary reports with the Securities and Exchange Commission concerning this transaction.

6.MISCELLANEOUS

6.1 The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

6.2 Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States dollars.

6.3 There are no representations, warranties, collateral agreements, or conditions except as herein specified.

6.4 This Agreement will be governed by and construed in accordance with the law of the State of Nevada.

6.5 The representations and warranties of the parties contained in this Agreement shall survive the Closing of the purchase and sale of the Purchased Shares and shall continue in full force and effect for a period of one year.

6.6 If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, then such covenant or other provision will be severed from and will not affect any other covenant or other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal, or unenforceable covenant or provision had never been contained in this Agreement.  All other covenants and provisions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

6.7 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

6.8 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

IN WITNESS WHEREOF, the Seller and the Purchaser have executed this Stock Purchase Agreement to be effective as of the day and year first above written.

SELLER:

/s/ Zixiao Chen

Zixiao Chen

PURCHASER:

Bruce A Cassidy 2013 Irrevocable Trust

By: /s/ Bruce A Cassidy

Bruce A Cassidy, as Trustee